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                         Securities Exchange Act of 1934

                                 Date of Report
                                  June 23, 1999


                        VOICESTREAM WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)


        000-25441                                           91-1956183
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(Commission File Number)                       (IRS Employer Identification No.)


                              3650 131st Avenue SE
                               Bellevue, WA 98006
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

REORGANIZATION

                On June 23, 1999, VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), agreed to a plan of reorganization (the "Reorganization") with Omnipoint Corporation, a Delaware corporation ("Omnipoint"). The terms of the Reorganization are set forth in an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated as of June 23, 1999, between VoiceStream, Omnipoint and VoiceStream Wireless Holding Corporation, a Delaware corporation and a wholly-owned subsidiary of VoiceStream ("Holding Company").

                In the Reorganization (i) each share of VoiceStream Common Stock, no par value per share (the "VoiceStream Common Stock), will be exchanged for one share of Holding Company Common Stock, par value $.001 per share (the "Holding Company Common Stock), and (ii) each share of Omnipoint Common Stock, par value $.01 per share (the "Omnipoint Common Stock"), will be exchanged, at the election of the holder thereof, for (a) 0.825 shares of Holding Company Common Stock plus $8.00 in cash (the "Consideration") or (b) subject to proration, cash or Holding Company Common Stock equal in value to the Consideration.

                Consummation of the Reorganization is subject to various conditions, including: (i) approval and adoption of the Reorganization by the shareholders of each of VoiceStream and Omnipoint; (ii) receipt of necessary federal, state, and other regulatory approvals including those of the Federal Communications Commission; (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Acts of 1976;
(iv) registration of the shares of Holding Company Common Stock to be issued in the Reorganization under the Securities Act of 1933, as amended (the "Securities Act"), and the approval for listing of such shares on NASDAQ; and (v) satisfaction of certain other conditions, including the consummation of certain other transactions more fully described below.

                The Reorganization Agreement and the transactions contemplated thereby will be submitted for adoption and approval to the shareholders of each of VoiceStream and Omnipoint at meetings to be called and held for that purpose. Prior to such meetings, VoiceStream and Omnipoint will file a registration statement with the Securities and Exchange Commission registering under the Securities Act the Holding Company Common Stock to be issued in the Reorganization.

INTERIM FINANCING

                Concurrently with the execution of the Reorganization Agreement, VoiceStream, Hutchison Telecommunications PCS (USA) Limited, a British Virgin



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Islands corporation ("Hutchison USA"), and Omnipoint entered into a Securities
Purchase Agreement (the "Securities Purchase Agreement"), dated as of June 23, 1999, pursuant to which, among other things, VoiceStream purchased, for an aggregate purchase price of $102,504.000, 4,271 shares of Omnipoint's Series A Non-Voting Convertible Preferred Stock, par value $0.01 per share ("Omnipoint Preferred Stock"), which shares are convertible, at the option of VoiceStream, into Omnipoint Common Stock at a conversion price of $24 per share. In the event that the Reorganization is not consummated and the Reorganization Agreement is terminated by reason of (1) a material breach by Omnipoint of its covenants, agreements or obligations under the Reorganization Agreement or (ii) any representation or warranty of Omnipoint under the Reorganization Agreement being untrue in any material respect, such conversion price shall be reduced to $18.50 and the Omnipoint Preferred Stock will be automatically converted to Omnipoint Common Stock (subject to applicable Federal Communications Commission regulations and rulings and applicable law). The Securities Purchase Agreement further provides that, subject to certain terms and conditions, VoiceStream shall purchase an additional 1,979 shares of Omnipoint Preferred Stock on October 1, 1999 for an aggregate purchase price of $47,496,000, which shall be convertible at the same conversion rates as the shares of Omnipoint Preferred Stock purchased on June 23, 1999. Pursuant to the Securities Purchase Agreement, Hutchison also purchased 4,271 shares of Omnipoint Preferred Stock, and agreed to purchase an additional 1,979 shares of Omnipoint Preferred Stock on October 1, 1999, on identical terms.


COOK JOINT VENTURE

                Concurrently with the execution of the Reorganization Agreement,
(i) Cook Inlet/VS GSM II, PCS, LLC, a Delaware limited liability company ("Cook II"), and Omnipoint entered into a Purchase Agreement, dated as of June 23, 1999 (the "Cook II Agreement"), and (ii) Cook Inlet/VS GSM III, PCS, LLC, a Delaware limited liability company ("Cook III" and together with Cook II, the "Cook Entities) and Omnipoint entered into a Purchase Agreement, dated as of June 23, 1999 (the "Cook III Agreement" and together with the Cook II Agreement, the "Cook Agreements"). In connection with, and as a condition to, the Reorganization, immediately prior to the Reorganization each of the Cook Entities will, pursuant to the Cook Agreements, acquire certain designated entity communications licenses or applications from Omnipoint. As a result of such transactions, immediately after the Reorganization, Holding Company will own 49.9% of each of the Cook Entities.


HUTCHISON INVESTMENT

                Concurrently with the execution of the Reorganization Agreement, Holding Company and Hutchison USA entered into a Subscription Agreement (the



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"Subscription Agreement"), dated as of June 23, 1999. In connection with, and as a condition to, the Reorganization, Hutchison USA has agreed, pursuant to the Subscription Agreement, to purchase shares of Holding Company Common Stock and Holding Company Convertible Junior Preferred Stock, no par value (the "Holding Company Preferred Stock"), for an aggregate consideration of $957 million.

VOTING AGREEMENT

                Concurrently with the execution of the Reorganization Agreement, VoiceStream, Omnipoint, certain stockholders of VoiceStream (the "Principal VoiceStream Stockholders") and certain stockholders of Omnipoint (the "Principal Omnipoint Stockholders"), entered into a Voting Agreement (the "Voting Agreement"), dated as of June 23, 1999, whereby (i) the Principal Omnipoint Stockholders have agreed to vote or cause to be voted the number of shares of Omnipoint Common Stock beneficially owned by them in favor of the Reorganization and against any alternative merger proposal or acquisition proposal representing 15% or more of the stock or assets of Omnipoint and its subsidiaries and (ii) the Principal VoiceStream Stockholders have agreed to vote or cause to be voted a specified number of shares of common stock of VoiceStream listed on a Schedule attached thereto in favor of the Reorganization. From and after the date of the Voting Agreement through the earlier of the effective time of the transactions contemplated by the Reorganization Agreement and the termination of the Reorganization Agreement, each of the Principal Omnipoint Stockholders and the Principal VoiceStream Stockholders has agreed not to sell or otherwise dispose of (other than certain transfers to partners of certain Principal Omnipoint Stockholders or Principal VoiceStream Stockholders that are partnerships), in a single transaction or a series of unrelated transactions, more than 30% of the shares of Omnipoint Common Stock or VoiceStream Common Stock, as the case may be, of each such Principal Omnipoint Stockholder or Principal VoiceStream Stockholder which are subject to the Voting Agreement unless, as a condition to such sale, each transferee of any shares in excess of 30% of such shares agrees to be bound by the provisions of the Voting Agreement applicable to the Principal Omnipoint Stockholders and the Principal VoiceStream Stockholders.

                The foregoing summaries of the Reorganization Agreement, the Securities Purchase Agreement, the Cook Agreements, the Subscription Agreement, and the Voting Agreement are qualified in their entirely by reference to the text of such agreements, copies of which are filed as Exhibits 2.1, 2.2, 2.3, 4.1, 9.1, and 10.1 hereto and which are incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

(a) - (b) Not applicable

(c)     Exhibits.

2.1 Agreement and Plan of Reorganization, dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation and Omnipoint Corporation.

2.2 Purchase Agreement, dated as of June 23, 1999, between Omnipoint Corporation and Cook Inlet/VS GSM II PCS, LLC.

2.3 Purchase Agreement, dated as of June 23, 1999, between Omnipoint Corporation and Cook Inlet/VS GSM III PCS, LLC.

4.1 Stock Subscription Agreement, dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, Hutchinson Telecommunications Limited and Hutchinson Telecommunications PCS (USA) Limited.

9.1 Voting Agreement, dated as of June 23, 1999, by and among Omnipoint Corporation, VoiceStream Wireless Corporation, the stockholders of Omnipoint and the stockholders of VoiceStream.

10.1 Securities Purchase Agreement, dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, Hutchinson Communications PCS (USA) Limited and Omnipoint Corporation.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            VOICESTREAM WIRELESS CORPORATION


                                            Dated: July 6, 1999

                                            By: /s/ Alan R. Bender
                                               ---------------------------------
                                               Alan R. Bender
                                               Executive Vice President,
                                               General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit Number                Description of Exhibit

(a) - (b) Not applicable

(c)     Exhibits.

2.1 Agreement and Plan of Reorganization, dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, VoiceStream Wireless Holding Corporation and Omnipoint Corporation.

2.2 Purchase Agreement, dated as of June 23, 1999, between Omnipoint Corporation and Cook Inlet/VS GSM II PCS, LLC.

2.3 Purchase Agreement, dated as of June 23, 1999, between Omnipoint Corporation and Cook Inlet/VS GSM III PCS, LLC.

4.1 Stock Subscription Agreement, dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, Hutchinson Telecommunications Limited and Hutchinson Telecommunications PCS (USA) Limited.

9.1 Voting Agreement, dated as of June 23, 1999, by and among Omnipoint Corporation, VoiceStream Wireless Corporation, the stockholders of Omnipoint and the stockholders of VoiceStream.

10.1 Securities Purchase Agreement, dated as of June 23, 1999, by and among VoiceStream Wireless Corporation, Hutchinson Communications PCS (USA) Limited and Omnipoint Corporation.



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